SECURITIES AND EXCHANGE COMMISSION
                      ----------------------------------
                            WASHINGTON, D.C.  20549
                            -----------------------

                                  FORM 8-K

                              CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) of the

                        SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  December 9, 1999

                        Cistron Biotechnology, Inc.
                (Exact name of registrant as specified in charter)

   Delaware                        0-15271             22-2487972
(State or other jurisdiction    (Commission File     (IRS Employer
  of incorporation)               Number)             Identification No.)


10 Bloomfield Avenue, Pine Brook, New Jersey              07058
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  (973) 575-1700

                                Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events.

	On December 9, 1999, Cistron Biotechnology, Inc. (the "Company") announced that there will be a change in management effective January 1, 2000, that the Company has opted not to renew the contract with its investment banker and that the Company has reduced its staff to two full-time employees. The Company terminated its lease for the 10 Bloomfield Avenue, Pine Brook, New Jersey space, is currently renting two of those offices from the new tenants and anticipates relocating to smaller offices in the first quarter of 2000. The Company indicated that it continues to hold exploratory discussions with biotechnology and pharmaceutical firms regarding the merger or sale of the Company

        The Company's Press Release dated December 9, 1999 announcing these events, which Press Release is included as
Exhibit 99.2 to this Current Report on Form 8-K.

        The foregoing description of the Press Release is qualified in its entirety by reference to the complete text of the Press
Release.


Item 7. Financial Statements, Pro Forma Financial Information
        and Exhibits.
        ------------------------------------------------------

        (c) Exhibits.  The following exhibit is filed herewith:
            --------

        No.    DESCRIPTION
        ---    -----------

        99.2   Press release, dated December 9, 1999.

                                SIGNATURES
                                ----------

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         Cistron Biotechnology, Inc.
                                         (Registrant)


                                         By: /s/Franklin J. Iris
                                         -----------------------
                                         Franklin J. Iris
                                         Chief Financial Officer

Dated:  December 17,1999

                            EXHIBIT INDEX
                            -------------

Exhibit  Number            Description
---------------            -----------

99.2			   Press Release dated December 9, 1999